[logo] M F S(R)                                             SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             MID CAP GROWTH FUND

MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,         LAWRENCE T. PERERA (born 06/23/35)
Chairman and President                              Trustee
Massachusetts Financial Services Company,           Hemenway & Barnes (attorneys), Partner
Chairman and Chief Executive Officer
                                                    WILLIAM J. POORVU (born 04/10/35)
JOHN W. BALLEN* (born 09/12/59) Trustee             Trustee
Massachusetts Financial Services Company,           Harvard University Graduate School of
President and Director                              Business Administration, Adjunct
                                                    Professor; CBL & Associates Properties,
KEVIN J. PARKE* (born 12/14/59) Trustee             Inc. (real estate investment trust),
Massachusetts Financial Services Company, Chief     Director; The Baupost Fund (a mutual
Investment Officer, Executive Vice President and    fund), Vice Chairman and Trustee
Director
                                                    J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee      Insight Resources, Inc. (acquisition
Brigham and Women's Hospital, Chief of Cardiac      planning specialists), President;
Surgery; Harvard Medical School, Professor of       Wellfleet Investments (investor in
Surgery                                             health care companies), Managing General
                                                    Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE                  Brands, Inc. (disposable consumer
(born 06/15/27) Trustee                             products), Director; Cambridge
Edmund Gibbons Limited (diversified holding         Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial         products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;      (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                    ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee            Independent health care industry
Private investor and real estate consultant;        consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                           WARD SMITH (born 09/13/30) Trustee
                                                    Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee              (manufacturer of highly engineered
Private investor; KeySpan Corporation (energy       products for industrial and aerospace
related services), Director; Eastern Enterprises    applications), Director (until June
(diversified services company), Chairman, Trustee   1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,          ROBERT R. FLAHERTY (born 09/18/63)
Chairman and President                              Assistant Treasurer
Massachusetts Financial Services Company,           Massachusetts Financial Services
Chairman and Chief Executive Officer                Company, Vice President (since August
                                                    2000); UAM Fund Services, Senior Vice
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant   President (prior to August 2000)
Secretary and Assistant Clerk
Massachusetts Financial services Company, Senior    ELLEN MOYNIHAN (born 11/13/57) Assistant
Vice President and Associate General Counsel        Treasurer
                                                    Massachusetts Financial Services
MARK E. BRADLEY (born 11/23/59) Assistant           Company, Vice President (since September
Treasurer                                           1996)
Massachusetts Financial Services Company,
Vice President (since March 1997)                   JAMES O. YOST (born 06/12/60) Assistant
                                                    Treasurer
                                                    Massachusetts Financial Services
STEPHEN E. CAVAN (born 11/06/53) Secretary          Company, Senior Vice President
and Clerk Massachusetts Financial Services
Company, Senior Vice President, General
Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu,
Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the
Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of
117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and
    Exchange Commission (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940
    (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts
    02116.

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE               NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

INVESTMENT ADVISER                                  INVESTOR SERVICE
Massachusetts Financial Services Company            MFS Service Center, Inc.
500 Boylston Street                                 P.O. Box 2281
Boston, MA 02116-3741                               Boston, MA 02107-9906

DISTRIBUTOR                                         For general information, call toll free:
MFS Fund Distributors, Inc.                         1-800-225-2606 any business day from 8
500 Boylston Street                                 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                    For service to speech- or hearing-
PORTFOLIO MANAGERS                                  impaired individuals, call toll free:
Mark Regan+                                         1-800-637-6576 any business day from 9
David E. Sette-Ducati+                              a.m. to 5 p.m. Eastern time. (To use
                                                    this service, your phone must be
CUSTODIAN                                           equipped with a Telecommunications
State Street Bank and Trust Company                 Device for the Deaf).

INVESTOR INFORMATION                                For share prices, account balances,
For information on MFS mutual funds,                exchanges or stock and bond outlooks,
call your investment professional or,               call toll free: 1-800-MFS-TALK
for an information kit, call toll free:             (1-800-637-8255) anytime from a touch-
1-800-637-2929 any business day from 9              tone telephone.
a.m. to 5 p.m. Eastern time (or leave a
message anytime).                                   WORLD WIDE WEB
                                                    www.mfs.com

+ MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames


     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2001, the fund provided a total return of -16.68%. This return, which includes the reinvestment of any distributions, compares to a return over the same period of -8.26% for the fund's benchmark, the Russell MidCap Growth Index (the Russell Index). The Russell MidCap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Over the same period, the average mid-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -10.56%.

The sharp slowdown in the U.S. economy that began in the spring of 2000 continued through the first half of the period, with a majority of companies reporting reduced earnings compared to the same period a year earlier. Most market sectors lost ground, and the losses were greatest in sectors that historically have held the greatest opportunities for growth investors -- such as technology and telecommunications. Although the overall market rallied in the last quarter of 2001 from its post-September 11 lows, we think that even amid the rally the market continued to be short-sighted -- judging companies largely on what might happen over the next quarter or two.

It seemed to us that investors were giving little value to what we believe characterizes a good mid-cap growth company: high market share in a rapidly-growing industry. In our experience, these qualities -- market share and growth -- have been strong drivers of stock prices over the long term, and a market that temporarily undervalues those qualities presents opportunities for long-term investors.

Amid this challenging environment, some areas in which we had strong concentrations did not perform as well as we had hoped, and some areas in which we were underweighted did relatively well. The result was that we underperformed our benchmark for the six-month period. What is not apparent from the six-month numbers, however, is that our performance was relatively strong in the rally that characterized the final quarter of 2001.

Looking more specifically at what drove performance, our large technology weighting hurt performance for much of the period, but most of those holdings came back strongly in the fourth quarter. Although most of our health care holdings performed well, we were underweighted in this sector, and it outperformed for most of 2001. Retail was another area that did well over the short term. However, we were underweighted in the sector because we believed that consumer spending would likely decline in an economy that, according to the National Bureau of Economic Research, has been in a recession since last March.

As of the end of the period, we think the big question in investors' minds was whether or not the rally we saw at the end of 2001 would be sustainable. We would argue that massive government stimuli in the wake of September 11 -- including lower interest rates and increased federal spending -- was in part responsible for the rally. We think government policy did a great job of averting what could have been a much harder shock to consumer spending, which accounts for two-thirds of the U.S. economy. Retail and automotive sales, in particular, were much better in the fourth quarter than anyone would have expected after September 11.

However, our view is that we may have borrowed from the future, in the sense that we haven't yet felt the full effect of rising unemployment and a slowing economy. So although we are cautiously optimistic about 2002, we think it will not be an easy year for the market. Such an uncertain environment plays to our strength, which we believe is the quality of our in-house research. As of the end of the period, the portfolio was positioned in a number of areas that we feel have potential that is not yet recognized by the market.

For example, we believe VeriSign, our largest holding at year-end, provides a classic example of high market share in a rapidly-growing industry. According to our research, VeriSign has been the dominant player in two areas: it rents domain names (such as "mfs.com") on the Internet, and it provides high-level security software for firms doing business on the Internet. The company had reported earnings growth in recent quarters while most technology firms have reported losses, but its stock did not do well over the period.

We think the market has undervalued VeriSign because it doesn't fully understand the nature of the company's business. In our view, VeriSign is different from a typical technology company in that both of its key products are basically licenses that pay continual income over time. We think the firm's earnings could continue to grow as its customer base expands.

Elsewhere in technology, we increased some positions during the market downturn immediately following September 11. We then saw most of our technology holdings perform well in the fourth-quarter 2001 rally, which appeared to favor technology stocks. Late in the period, we began to feel that a substantial recovery had become priced into many of these stocks and that valuations were becoming relatively high. We therefore began to take some profits and reduced our technology holdings.

In the energy area, our holdings at the beginning of the period were in two main areas: oil services companies and U.S. natural gas firms. Due to declining oil prices, we later sold most of our oil services stocks, such as Diamond Offshore Drilling and Global Marine. However, the portfolio continued to own a large weighting in U.S. natural gas producers, including EOG Resources, Devon Energy, and Apache Corp. We think the market has mispriced these stocks, based on the market's belief that gas demand will remain low due to the recession.

Our research indicated otherwise. There was virtually no increase in supply in 2001, and we believe the supply of gas is constrained and falling at a time when industries and utilities are increasing their demand. Large users who switched to alternate fuels last winter when gas prices spiked have switched back to gas due to lower prices. We think these factors will lead to a rise in natural gas prices that may benefit the stocks of gas producers.

A short-term factor that has worked against us, however, is that, so far, the winter of 2001 - 2002 has been one of the warmest in recent memory. We think that has temporarily held back the demand for gas, but we still believe overall demand will exceed supply. We would also argue that, in the wake of September 11, government energy policy will favor increased reliance on domestic as opposed to imported energy sources, and that may also help natural gas stocks over the long term.

Two relatively new areas of opportunity in the portfolio are selected retailers and satellite television broadcasters. As mentioned earlier, we avoided most retail stocks because we are not confident that consumer spending can remain as strong as it has been, in the face of increased unemployment. However, over the period we did invest in two retailers that we view as "second chance" opportunities: companies whose stock prices have stumbled but that we believe still have the potential to be leaders in their businesses.

CVS, a national drug store chain, saw its stock get crushed as a result of some mistakes that we think were short term. We bought into the stock after its fall because we believe the firm is one of only two or three key players in its business. We think the company could benefit from a trend of consolidation in the drug store business and from increased demand for prescription drugs by an aging population. Similarly, we bought stock in Kroger, a supermarket chain, when its earnings stumbled late in the year. Our research led us to have confidence in the company over the long term, and we feel that food sales may be less sensitive to a consumer downturn than most other areas of retail.

In the satellite television area, we owned stock in the two main players in the industry: EchoStar Communications and DIRECTV. (The latter stock is actually General Motors Class H stock, the Hughes Electronics unit of GM.) As of the end of the period, EchoStar was trying to acquire DIRECTV; we felt the combination could represent a formidable competitor to the cable industry. In the event that the government fails to approve the merger, or the acquisition fails for other reasons, we still believe EchoStar is an attractive, well-run company and that DIRECTV may be a good acquisition for another firm.

     Respectfully,

 /s/ Mark Regan                          /s/ David E. Sette-Ducati

     Mark Regan                              David E. Sette-Ducati
     Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Mark Regan is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the mid-cap growth portfolios of our mutual funds, variable annuities and institutional accounts. He joined MFS in 1989 as a research analyst. He was named Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Mark is a graduate of Cornell University and MIT's Sloan School of Management.

David E. Sette-Ducati is Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth and mid-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, and a portfolio manager in 2000. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers and as an associate with Nicoletti & Company in New York, specializing in corporate finance and mergers and acquisitions strategy.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: December 28, 1995

Size: $197.3 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value.

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

                                      6 Months           1 Year          3 Years          5 Years            Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                -16.68%          -21.55%          +50.08%         +125.97%         +151.25%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return              --             -21.55%          +14.49%         + 17.71%         + 16.57%
--------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, December 28, 1995, through December 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS
Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase share price volatility. See the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Institutional Mid Cap Growth Fund, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows.

                                                         NUMBER OF SHARES
                                                    --------------------------
NOMINEE                                                               WITHHOLD
                                                               FOR   AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                   11,079,692.795      0
John W. Ballen                                      11,079,692.795      0
Lawrence H. Cohn                                    11,079,692.795      0
J. David Gibbons                                    11,079,692.795      0
William R. Gutow                                    11,079,692.795      0
J. Atwood Ives                                      11,079,692.795      0
Abby M. O'Neill                                     11,079,692.795      0
Lawrence T. Perera                                  11,079,692.795      0
William J. Poorvu                                   11,079,692.795      0
Arnold D. Scott                                     11,079,692.795      0
J. Dale Sherratt                                    11,079,692.795      0
Elaine R. Smith                                     11,079,692.795      0
Ward Smith                                          11,079,692.795      0

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------------------
For                                                 11,079,692.795
Against                                                          0
Abstain                                                          0

ITEM 3.  The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                 11,079,692.795
Against                                                          0
Abstain                                                          0

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                 11,079,692.795
Against                                                          0
Abstain                                                          0

ITEM 5. To change the investment policy relating to investment in common stocks and other types of securities from fundamental to non-fundamental. Item 5 is not applicable for the MFS Institutional Mid Cap Growth Fund.

ITEM 6. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending June 30, 2002.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                 11,079,692.795
Against                                                          0
Abstain                                                          0

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2001

Stocks - 92.6%
------------------------------------------------------------------------------

ISSUER                                                 SHARES            VALUE
------------------------------------------------------------------------------
U.S. Stocks - 91.3%
  Agricultural Products - 1.4%
    AGCO Corp.                                        178,800     $  2,821,464
------------------------------------------------------------------------------
  Business Services - 11.5%
    CheckFree Corp.*                                  356,300     $  6,413,400
    Concord EFS, Inc.*                                 62,700        2,055,306
    CSG Systems International, Inc.*                  179,340        7,254,303
    S1 Corp.*                                         277,899        4,496,406
    VISX, Inc.*                                       187,100        2,479,075
                                                                  ------------
                                                                  $ 22,698,490
------------------------------------------------------------------------------
  Computer Software - Services - 10.3%
    Akamai Technologies, Inc.*                        303,600     $  1,803,384
    Ascential Software Corp.*                           1,176            4,763
    ePresence, Inc.*                                   85,400          357,826
    InterNAP Network Services Corp.*                  633,100          734,396
    Internet Security Systems, Inc.*                   84,300        2,702,658
    Netegrity, Inc.*                                    8,625          166,980
    RSA Security, Inc.*                                55,650          971,649
    VeriSign, Inc.*                                   333,737       12,695,355
    VERITAS Software Corp.*                            17,700          793,491
                                                                  ------------
                                                                  $ 20,230,502
------------------------------------------------------------------------------
  Computer Software - Systems - 7.1%
    Adobe Systems, Inc.                                 1,600     $     49,680
    BEA Systems, Inc.*                                 67,700        1,042,580
    Citrix Systems, Inc.*                             217,000        4,917,220
    Global Payments, Inc.                              26,000          894,400
    I2 Technologies, Inc.*                             39,000          308,100
    Macrovision Corp.*                                 98,600        3,472,692
    Rational Software Corp.*                          170,200        3,318,900
                                                                  ------------
                                                                  $ 14,003,572
------------------------------------------------------------------------------
  Consumer Goods & Services - 0.1%
    Switchboard, Inc.*                                 83,760     $    272,220
------------------------------------------------------------------------------
  Defense Electronics - 0.2%
    EDO Corp.                                          14,700     $    388,815
------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    Cable Design Technologies Corp.*                  118,875     $  1,626,210
------------------------------------------------------------------------------
  Energy - 0.1%
    Aquila, Inc.*                                       2,900     $     49,590
    Reliant Resources, Inc.*                            6,520          107,645
                                                                  ------------
                                                                  $    157,235
------------------------------------------------------------------------------
  Financial Institutions - 0.3%
    Instinet Group, Inc.*                               6,350     $     63,818
    Principal Financial Group, Inc.*                   21,210          509,040
                                                                  ------------
                                                                  $    572,858
------------------------------------------------------------------------------
  Food & Beverage Products - 0.3%
    Del Monte Foods Co.*                               58,000     $    493,580
------------------------------------------------------------------------------
  Forest & Paper Products - 1.8%
    Willamette Industries, Inc.                        69,900     $  3,643,188
------------------------------------------------------------------------------
  Insurance - 1.2%
    Arthur J. Gallagher & Co.                          11,100     $    382,839
    Prudential Financial, Inc.*                         1,060           35,182
    Willis Group Holdings Ltd.*                        81,000        1,907,550
                                                                  ------------
                                                                  $  2,325,571
------------------------------------------------------------------------------
  Internet - 1.5%
    CNET Networks, Inc.*                              328,856     $  2,949,838
------------------------------------------------------------------------------
  Medical & Health Products
    Weight Watchers International, Inc.*                2,260     $     76,433
------------------------------------------------------------------------------
  Medical & Health Technology Services - 12.3%
    Applera Corp. - Applied Biosystems Group           90,200     $  3,542,154
    Cytyc Corp.*                                      282,600        7,375,860
    Davita, Inc.*                                      85,943        2,101,306
    Genzyme Corp.*                                     92,000        5,507,120
    HEALTHSOUTH Corp.*                                128,600        1,905,852
    IMS Health, Inc.                                  174,000        3,394,740
    Lincare Holdings, Inc.*                            15,500          444,075
    Unilab Corp.*                                       2,680           67,268
                                                                  ------------
                                                                  $ 24,338,375
------------------------------------------------------------------------------
  Oil Services - 5.8%
    Cooper Cameron Corp.*                              24,900     $  1,004,964
    Houston Exploration Co.*                          115,500        3,878,490
    Noble Drilling Corp.*                             191,100        6,505,044
                                                                  ------------
                                                                  $ 11,388,498
------------------------------------------------------------------------------
  Oils - 15.8%
    Anadarko Petroleum Corp.                           10,200     $    579,870
    Apache Corp.                                      166,540        8,307,015
    Devon Energy Corp.                                225,680        8,722,532
    EOG Resources, Inc.                               224,100        8,764,551
    Newfield Exploration Co.*                         133,000        4,722,830
                                                                  ------------
                                                                  $ 31,096,798
------------------------------------------------------------------------------
  Printing & Publishing - 2.0%
    Scholastic Corp.*                                  78,100     $  3,930,773
------------------------------------------------------------------------------
  Retail - 2.3%
    CVS Corp.                                         138,100     $  4,087,760
    Gap, Inc.                                          34,300          478,142
                                                                  ------------
                                                                  $  4,565,902
------------------------------------------------------------------------------
  Special Products & Services - 0.1%
    ARAMARK Corp.*                                      6,210     $    167,049
------------------------------------------------------------------------------
  Supermarket - 1.5%
    Kroger Co.                                        141,200     $  2,946,844
------------------------------------------------------------------------------
  Telecom - Wireless - 2.0%
    American Tower Corp., "A"*                        408,530     $  3,868,779
    SBA Communications Corp.*                           7,600           98,952
                                                                  ------------
                                                                  $  3,967,731
------------------------------------------------------------------------------
  Telecom - Wireline - 12.9%
    Advanced Fibre Communications, Inc.*              150,090     $  2,652,090
    Amdocs Ltd.*                                       24,100          818,677
    Aware, Inc.*                                       12,700          105,410
    CIENA Corp.*                                      265,500        3,799,305
    Computer Network Technology Corp.*                 29,700          528,363
    Comverse Technology, Inc.*                        134,210        3,002,278
    EchoStar Communications Corp.*                    266,300        7,315,261
    General Motors Corp. "H"                          270,000        4,182,315
    ONI Systems Corp.*                                361,500        2,266,605
    Tekelec Co.*                                       49,800          901,878
                                                                  ------------
                                                                  $ 25,572,182
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $180,234,128
------------------------------------------------------------------------------
Foreign Stocks - 1.3%
  Bermuda - 1.3%
    ACE Ltd. (Insurance)                               51,000     $  2,047,650
    XL Capital Ltd. (Insurance)                         6,000          548,160
                                                                  ------------
                                                                  $  2,595,810
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $231,321,172)                      $182,829,938
------------------------------------------------------------------------------

Short-Term Obligations - 3.4%
------------------------------------------------------------------------------

                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02       $  2,353     $  2,352,884
    General Electric Capital Corp., due 1/02/02         3,550        3,549,821
    Salomon Smith Barney Holdings, Inc., due 1/16/02      800          799,390
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $  6,702,095
------------------------------------------------------------------------------

Repurchase Agreement - 5.4%
------------------------------------------------------------------------------
    Goldman Sachs, date 12/31/01, due 1/2/02,
      total to be received $10,602,054
      (secured by various U.S. Treasury and
      Federal Agency obligations in a
      jointly traded account), at Cost               $ 10,601     $ 10,601,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $248,624,267)                 $200,133,033

Other Assets, Less Liabilities - (1.4)%                             (2,812,702)
------------------------------------------------------------------------------

Net Assets - 100.0%                                               $197,320,331
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
DECEMBER 31, 2001
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $248,624,267)         $200,133,033
  Investments of cash collateral for securities loaned,
    at identified cost and value                                  32,667,838
  Cash                                                                   736
  Receivable for investments sold                                    819,910
  Receivable for fund shares sold                                     55,500
  Interest and dividends receivable                                   26,978
  Receivable from investment adviser                                  98,518
  Other assets                                                           441
                                                                ------------
      Total assets                                              $233,802,954
                                                                ------------
Liabilities:
  Payable for investments purchased                             $  3,767,787
  Collateral for securities loaned, at value                      32,667,838
  Payable to affiliates for management fee                             9,875
  Accrued expenses and other liabilities                              37,123
                                                                ------------
      Total liabilities                                         $ 36,482,623
                                                                ------------
Net assets                                                      $197,320,331
                                                                ============
Net assets consist of:
  Paid-in capital                                               $273,929,229
  Unrealized depreciation on investments                         (48,491,234)
  Accumulated net realized loss on investments                   (27,825,781)
  Accumulated net investment loss                                   (291,883)
                                                                ------------
      Total                                                     $197,320,331
                                                                ============
Shares of beneficial interest outstanding                        18,523,207
                                                                 ==========

Net asset value, offering price, and redemption
   price per share (net assets / shares of beneficial
   interest outstanding)                                           $10.65
                                                                   ======

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2001
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                   $    133,912
    Dividends                                                       130,626
    Income on securities loaned                                      71,326
                                                               ------------
      Total investment income                                  $    335,864
                                                               ------------

  Expenses -
    Management fee                                             $    579,558
    Trustees' compensation                                            3,880
    Shareholder servicing agent fee                                   7,220
    Administrative fee                                                5,451
    Custodian fee                                                    40,760
    Printing                                                         10,106
    Postage                                                               4
    Auditing fees                                                    15,085
    Legal fees                                                        5,152
    Miscellaneous                                                    63,741
                                                               ------------
      Total expenses                                           $    730,957
    Fees paid indirectly                                             (4,692)
    Reduction of expenses by investment adviser                     (98,518)
                                                               ------------
      Net expenses                                             $    627,747
                                                               ------------
        Net investment loss                                    $   (291,883)
                                                               ------------
Realized and unrealized loss on investments:
  Realized loss on investment transactions
    (identified cost basis)                                    $(26,180,580)
  Change in unrealized depreciation on investments              (14,495,885)
                                                               ------------
      Net realized and unrealized loss on investments          $(40,676,465)
                                                               ------------
        Decrease in net assets from operations                 $(40,968,348)
                                                               ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                 YEAR ENDED
                                                            DECEMBER 31, 2001              JUNE 30, 2001
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $   (291,883)              $   (277,289)
  Net realized gain (loss) on investments                         (26,180,580)                22,894,373
  Net unrealized loss on investments                              (14,495,885)               (53,988,915)
                                                                 ------------               ------------
    Decrease in net assets from operations                       $(40,968,348)              $(31,371,831)
                                                                 ------------               ------------
Distributions declared to shareholders from net realized
  gain on investments                                            $ (3,924,245)              $(58,515,962)
                                                                 ------------               ------------
Net increase (decrease) in net assets from fund share
  transactions                                                   $ (3,247,997)              $208,344,406
                                                                 ------------               ------------
      Total increase (decrease) in net assets                    $(48,140,590)              $118,456,613
Net assets:
  At beginning of period                                          245,460,921                127,004,308
                                                                 ------------               ------------
  At end of period (including accumulated net investment
    loss of $291,883 and $0, respectively)                       $197,320,331               $245,460,921
                                                                 ============               ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                           SIX MONTHS ENDED       ----------------------------------------------------------------------------
                          DECEMBER 31, 2001             2001             2000             1999             1998           1997
                                (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                             $13.04           $26.08           $16.28           $15.04           $12.25         $11.13
                                     ------           ------           ------           ------           ------         ------
Income from investment operations# -
  Net investment loss(S)             $(0.02)          $(0.03)          $(0.08)          $(0.01)          $(0.02)        $(0.00)+++
  Net realized and unrealized
    gain (loss) on investments        (2.15)           (3.49)           12.51             2.96             3.45           1.40
                                     ------           ------           ------           ------           ------         ------
      Total from investment
        operations                   $(2.17)          $(3.52)          $12.43           $ 2.95           $ 3.43         $ 1.40
                                     ------           ------           ------           ------           ------         ------
Less distributions declared to
  shareholders from net realized
  gain on investments                $(0.22)          $(9.52)          $(2.63)          $(1.71)          $(0.64)        $(0.28)
                                     ------           ------           ------           ------           ------         ------
Net asset value - end of
 period                              $10.65           $13.04           $26.08           $16.28           $15.04         $12.25
                                     ======           ======           ======           ======           ======         ======
Total return                         (16.68)%++       (15.69)%          80.56%           22.05%           29.15%         12.80%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                         0.65%+           0.66%            0.72%            0.66%            0.66%          0.66%
    Net investment loss               (0.30)%+         (0.16)%          (0.37)%          (0.07)%          (0.17)%        (0.01)%
Portfolio turnover                       42%             103%             156%             147%             143%           136%
Net assets at end of period
  (000 Omitted)                    $197,320         $245,461         $127,004          $61,902          $48,936        $25,007

(S) From May 3, 1996 through October 31, 1999, and from July 1, 2000, through December 31, 2001, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:
      Net investment loss            $(0.02)          $(0.03)          $(0.09)          $(0.03)          $(0.04)        $(0.04)
      Ratios (to average net assets):
        Expenses##                     0.75%+           0.71%            0.75%            0.80%            0.83%          0.99%
        Net investment loss           (0.40)%+         (0.21)%          (0.40)%          (0.21)%          (0.35)%        (0.34)%
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Mid Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $30,741,062. These loans were collateralized by U.S. Treasury Securities of $22,859 and cash of $32,644,979 which was invested in the following short-term obligation:

                                                              AMORTIZED COST
                                                    SHARES         AND VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    32,667,838       $32,667,838

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividends received in additional securities are recorded on the ex-dividend in an amount equal to the value of the security on such date.

The fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended June 30, 2001 and June 30, 2000 were as follows:

                                   JUNE 30, 2001              JUNE 30, 2000
-----------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                  $49,768,736                $ 7,475,785
    Long-term capital gain             9,276,503                  3,871,664
                                     -----------                -----------
Total Distributions Paid             $59,045,239                $11,347,449
                                     -----------                -----------

As of June 30, 2001 the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income                                  $  1,103,439
Undistributed long-term capital gain                              2,820,592
Unrealized loss                                                 (36,169,614)

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                    First $2 billion               0.0175%
                    Next $2.5 billion              0.0130%
                    Next $2.5 billion              0.0005%
                    In excess of $7 billion        0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $77,504,886 and $95,026,065, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $250,798,532
                                                                 ------------
Gross unrealized depreciation                                    $(61,563,184)
Gross unrealized appreciation                                      10,897,685
                                                                 ------------
    Net unrealized depreciation                                  $(50,665,499)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                 SIX MONTHS ENDED DECEMBER 31, 2001            YEAR ENDED JUNE 30, 2001
                         ------------------------------------------   ---------------------------------
                                           SHARES            AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                40,152       $   415,188       10,495,678       $162,715,398
Shares issued to shareholders in
  reinvestment of distributions           358,587         3,829,708        4,123,126         57,187,752
Shares reacquired                        (693,905)       (7,492,893)        (670,262)       (11,558,744)
                                         --------       -----------       ----------       ------------
    Net increase (decrease)              (295,166)      $(3,247,997)      13,948,542       $208,344,406
                                         ========       ===========       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2001, was $1,021. The fund had no borrowings during the period.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                           IMC-3 2/02 400